                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549
                                 --------------
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

                     Date of Report (Date of earliest event
                          reported): February 15, 2006

                             James River Group, Inc.
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               (Exact Name of Registrant as Specified in Charter)

            Delaware               000-51480                05-0539572
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       (State or Other             (Commission           (I.R.S. Employer
        Jurisdiction of             File Number)        Identification No.)
        Incorporation)

1414 Raleigh Road, Suite 415
Chapel Hill, North Carolina                                      27517
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(Address of Principal Executive Offices)                      (Zip Code)

Registrant's telephone number, including area code:         (919) 883-4171
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     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

        [ ] Written communications pursuant to Rule 425 under the Securities Act
            (17 CFR 230.425)

        [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
            (17 CFR 240.14a-12)

        [ ] Pre-commencement  communications pursuant to Rule 14d-2(b) under the
            Exchange Act (17 CFR 240.14d-2(b))

        [ ] Pre-commencement  communications pursuant to Rule 13e-4(c) under the
            Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.  RESULTS OF OPERATIONS AND FINANCIAL  CONDITION

On February 15, 2006, James River Group, Inc. (the "Company") issued a press release announcing the Company's financial results for the fiscal quarter and year ended December 31, 2005. A copy of the press release is furnished as
Exhibit 99.1 to this report.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.      Description of Exhibit
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99.1             Press release dated February 15, 2006

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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                James River Group, Inc.
                                (Registrant)

Date: February 15, 2006         By: /s/ Michael T. Oakes
                                ------------------------
                                    Name:   Michael T. Oakes
                                    Title:  Executive Vice President and Chief
                                            Financial Officer

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                                  EXHIBIT INDEX

Exhibit No.    Description of Exhibit
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99.1           Press release dated February 15, 2006